UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

Citigroup Mortgage Loan Trust, Inc.
(Exact name of registrant as specified in its charter)



    Delaware                333-117349-10                  01-0791848
-----------------            ------------              -------------------
 (State or Other             (Commission                (I.R.S. Employer
  Jurisdiction               File Number)              Identification No.)
of Incorporation)



390 Greenwich Street,
  New York, New York                                          10013
---------------------                                       ----------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 816-6000


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On February 8, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2005-OPT1, Asset-Backed Pass-Through Certificates, Series 2005-OPT1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation, as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-1C Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of $813,904,407.42 as of February 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 4, 2005, among Option One Mortgage Corporation (the "Originator"), Citigroup Global Markets Realty Corp. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1A Certificates, the Class A-1B Certificates, the Class A-1C Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates and the Class M-8 Certificates were sold by the Depositor to Citigroup Global Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 4, 2005 (the "Underwriting Agreement") between the Depositor and the Underwriter. The Class M-9 Certificates, the Class M-10 Certificates, Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated February 8, 2005 (the "Purchase Agreement") among the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


     ===========   ===============================   =====================
        CLASS       Initial Certificate Principal      PASS-THROUGH RATE
                     BALANCE OR NOTIONAL AMOUNT
     -----------   -------------------------------   ---------------------
        A-1A             $   290,150,000.00                 Variable
     -----------   -------------------------------   ---------------------
        A-1B             $   314,286,000.00                 Variable
     -----------   -------------------------------   ---------------------
        A-1C             $    46,279,600.00                 Variable
     -----------   -------------------------------   ---------------------
         M-1             $    29,707,600.00                 Variable
     -----------   -------------------------------   ---------------------

     -----------   -------------------------------   ---------------------
         M-2             $    24,010,300.00                 Variable
     -----------   -------------------------------   ---------------------
         M-3             $    15,464,300.00                 Variable
     -----------   -------------------------------   ---------------------
         M-4             $    13,429,500.00                 Variable
     -----------   -------------------------------   ---------------------
         M-5             $    13,022,600.00                 Variable
     -----------   -------------------------------   ---------------------
         M-6             $    11,801,700.00                 Variable
     -----------   -------------------------------   ---------------------
         M-7             $    10,173,900.00                 Variable
     -----------   -------------------------------   ---------------------
         M-8             $     6,511,300.00                 Variable
     -----------   -------------------------------   ---------------------
         M-9             $     8,139,100.00                 Variable
     -----------   -------------------------------   ---------------------
        M-10             $     8,953,000.00                 Variable
     -----------   -------------------------------   ---------------------
         CE              $    21,975,407.42                 Variable
     -----------   -------------------------------   ---------------------
          P              $           100.00                    N/A
     -----------   -------------------------------   ---------------------
          R                          100.00%                   N/A
     -----------   -------------------------------   ---------------------
         R-X                         100.00%                   N/A
     ===========   ===============================   =====================


                  The Certificates, other than the Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2004 and the Prospectus Supplement, dated February 4, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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Section 9 - Financial Statements and Exhibits

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


Exhibit No.                             Description
-----------                             -----------
    4.1 Pooling and Servicing Agreement, dated as of February 1, 2005, by and among Citigroup Mortgage Loan Trust, Inc. as Depositor, Option One Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-OPT1 Certificates.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 22, 2005


                                             CITIGROUP MORTGAGE LOAN TRUST, INC.


                                             By: /s/ Peter D. Steinmetz
                                                --------------------------------
                                             Name:  Peter D. Steinmetz
                                             Title: Vice President

                                Index to Exhibits
                                -----------------


                                                                   Sequentially
Exhibit No.                       Description                      Numbered Page
-----------                       -----------                      -------------
    4.1          Pooling and Servicing Agreement, dated as of            7
                 February 1, 2005, by and among Citigroup
                 Mortgage Loan Trust, Inc. as Depositor,
                 Option One Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as
                 Trustee, relating to the Series 2005-OPT1
                 Certificates.